LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$411,210,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-RMS1 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Fitch)
A1(4)	138,185,000	1 M LIBOR	0.86	1-23	13.55%	TBD	3/25/2014	AAA/AAA
A2(4)	69,967,000	1 M LIBOR	3.00	23-60	13.55%	TBD	2/25/2035	AAA/AAA
A3(4)	100,000,000	1 M LIBOR	1.58	1-60	13.55%	TBD	2/25/2035	AAA/AAA
A4(4)	49,126,000	1 M LIBOR	6.09	60-77	13.55%	TBD	2/25/2035	AAA/AAA
M1	23,350,000	1 M LIBOR	4.48	40-77	7.90%	TBD	2/25/2035	AA+/NR
M2	11,985,000	1 M LIBOR	4.40	38-77	5.00%	TBD	2/25/2035	AA/NR
M3	3,100,000	1 M LIBOR	4.37	38-77	4.25%	TBD	2/25/2035	AA-/NR
M4	5,166,000	1 M LIBOR	4.37	38-77	3.00%	TBD	2/25/2035	A+/NR
M5	3,719,000	1 M LIBOR	4.32	37-77	2.10%	TBD	2/25/2035	A/NR
M6	2,480,000	1 M LIBOR	4.11	37-70	1.50%	TBD	2/25/2035	A-/NR
M7	2,066,000	1 M LIBOR	3.76	37-59	1.00%	TBD	2/25/2035	BBB+/NR
M8	2,066,000	1 M LIBOR	3.18	37-46	0.50%	TBD	2/25/2035	BBB/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Fitch)
A1(4)	138,185,000	1 M LIBOR	0.86	1-23	13.55%	TBD	3/25/2014	AAA/AAA
A2(4)	69,967,000	1 M LIBOR	3.00	23-60	13.55%	TBD	2/25/2035	AAA/AAA
A3(4)	100,000,000	1 M LIBOR	1.58	1-60	13.55%	TBD	2/25/2035	AAA/AAA
A4(4)	49,126,000	1 M LIBOR	7.55	60-172	13.55%	TBD	2/25/2035	AAA/AAA
M1	23,350,000	1 M LIBOR	4.87	40-131	7.90%	TBD	2/25/2035	AA+/NR
M2	11,985,000	1 M LIBOR	4.71	38-113	5.00%	TBD	2/25/2035	AA/NR
M3	3,100,000	1 M LIBOR	4.60	38-99	4.25%	TBD	2/25/2035	AA-/NR
M4	5,166,000	1 M LIBOR	4.52	38-93	3.00%	TBD	2/25/2035	A+/NR
M5	3,719,000	1 M LIBOR	4.33	37-82	2.10%	TBD	2/25/2035	A/NR
M6	2,480,000	1 M LIBOR	4.11	37-70	1.50%	TBD	2/25/2035	A-/NR
M7	2,066,000	1 M LIBOR	3.76	37-59	1.00%	TBD	2/25/2035	BBB+/NR
M8	2,066,000	1 M LIBOR	3.18	37-46	0.50%	TBD	2/25/2035	BBB/NR

(1)

Subject to a permitted variance of +5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1, A2, A3 and A4 Certificates are the Senior Certificates.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Principal will be allocated to the Class A1, Class A2, Class A3 and Class A4 Certificates as follows:

a)

To the Class A1, Class A2 and Class A3 Certificates, concurrently as follows, in proportion to the aggregate outstanding principal balance of the related bonds:

i)

To the Class A1 and Class A2 Certificates, sequentially and in that order, until reduced to zero; and

ii)

To the Class A3 Certificates, until reduced to zero;

b)

To the Class A4 Certificates, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

Principal will first be allocated to the Senior Certificates in accordance with priority (I)(1) above, provided, however that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 27.10%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7 and M8 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on March 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee, Mortgage Insurance Fee and Trustee Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement;

(3)

To pay Current Interest and Carryforward Interest to the Class A1, A2, A3 and A4 Certificates on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order;

(5)

To pay the Credit Risk Manager Fee;

(6)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(7)

Any interest remaining after the application of (1) through (6) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(8)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(10)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Deferred Amounts; and

(11)

To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	2.75	31	64,746,000.00	4.00
2	398,811,000.00	2.75	32	60,422,000.00	4.00
3	386,783,000.00	2.75	33	56,811,000.00	4.00
4	375,113,000.00	2.75	34	53,772,000.00	4.00
5	363,792,000.00	2.75	35	50,899,000.00	4.00
6	352,810,000.00	2.75	36	48,183,000.00	4.00
7	342,155,000.00	2.75	37	45,298,000.00	4.25
8	331,818,000.00	2.75	38	42,676,000.00	4.25
9	321,790,000.00	2.75	39	40,273,000.00	4.25
10	312,061,000.00	2.75	40	38,154,000.00	4.25
11	302,624,000.00	2.75	41	36,208,000.00	4.25
12	293,468,000.00	2.75	42	34,361,000.00	4.25
13	284,586,000.00	2.75	43	32,607,000.00	4.25
14	275,969,000.00	2.75	44	30,945,000.00	4.25
15	267,610,000.00	2.75	45	29,371,000.00	4.25
16	259,501,000.00	2.75	46	27,880,000.00	4.25
17	251,635,000.00	2.75	47	26,468,000.00	4.25
18	244,003,000.00	2.75	48	25,130,000.00	4.25
19	236,600,000.00	2.75	49	23,862,000.00	4.25
20	229,418,000.00	2.75	50	22,662,000.00	4.25
21	222,452,000.00	2.75	51	21,525,000.00	4.25
22	215,751,000.00	2.75	52	20,447,000.00	4.25
23	209,249,000.00	2.75	53	19,427,000.00	4.25
24	202,940,000.00	2.75	54	18,460,000.00	4.25
25	127,657,000.00	4.00	55	17,544,000.00	4.25
26	109,260,000.00	4.00	56	16,676,000.00	4.25
27	94,278,000.00	4.00	57	15,853,000.00	4.25
28	84,184,000.00	4.00	58	15,074,000.00	4.25
29	76,330,000.00	4.00	59	14,336,000.00	4.25
30	69,967,000.00	4.00	60	13,636,000.00	4.25

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3 and A4 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target, provided however, that such amount (including payments made pursuant to this clause on prior Distribution Dates) shall not exceed cumulative realized losses;

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)

To the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Deferred Amounts, provided however, that such amount (including payments made pursuant to this clause on prior Distribution Dates) shall not exceed cumulative realized losses, to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of the Optimal Interest Remittance Amount (as defined below) for such date over any Net Swap Payment or Swap Termination Payment and (2) 12, and the denominator of which is the balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the amount, if any, by which the product of (A) (x) the Net Mortgage Rates (as defined below), as of the first day of the related collection period divided by (y) 12 and (B) the balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, the Trustee Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The Mortgage Loans were originated by Equifirst (76.58%), Wilmington Financial (23.12%) and Ameritrust (0.30%).  Approximately 76.58% of the Mortgage Loans are serviced by Chase and approximately 23.42% are serviced by Wells Fargo.

Mortgage Insurance

Approximately 77.71% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC and PMI.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3 and A4 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3 and A4 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3 and A4 will have limited protection by means of the subordination of the Class M Certificates.  Classes A1, A2, A3 and A4 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 59% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

April 2008 to March 2009

2.75% for the first month, plus an additional 1/12th of 0.75% for each month thereafter

April 2009 to March 2010

3.50% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

April 2010 to March 2011

4.25% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

April 2011 and thereafter

4.50%

Trigger Events (continued)

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
Patrick Fruzzetti
(212) 526-2693

Rating Agency Contacts

Rating Agency Contacts

S&P	Mark Goldenberg	(212) 438-1641
	Steve Tencer	(212) 438-2104

Fitch	Randy Fabian	(212) 908-0268
	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-RMS1
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in April 2005.
Cut-Off Date:	March 1, 2005
Pricing Date:	Week of March 14, 2005
Closing Date:	March 30, 2005
Settlement Date:	March 30, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	March 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution

Summary of Terms (continued)
Servicing Fee Rate:	The servicing fee for all of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Trustee Fee Rate:	The trustee fee is equal to 0.0005% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3 and A4. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.33	1.05	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	3/25/2008	7/25/2007	2/25/2007	10/25/2006	7/25/2006

Class A2
Avg. Life (yrs)	4.95	3.84	3.00	2.32	1.93
Window (mos)	36-94	28-74	23-60	19-50	16-32
Expected Final Mat.	1/25/2013	5/25/2011	3/25/2010	5/25/2009	11/25/2007

Class A3
Avg. Life (yrs)	2.55	1.99	1.58	1.26	1.05
Window (mos)	1-94	1-74	1-60	1-50	1-32
Expected Final Mat.	1/25/2013	5/25/2011	3/25/2010	5/25/2009	11/25/2007

Class A4
Avg. Life (yrs)	9.46	7.46	6.09	5.07	3.93
Window (mos)	94-119	74-94	60-77	50-64	32-55
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	7/25/2010	10/25/2009

Class M1
Avg. Life (yrs)	6.45	5.17	4.48	4.14	4.10
Window (mos)	37-119	38-94	40-77	41-64	43-55
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	7/25/2010	10/25/2009

Class M2
Avg. Life (yrs)	6.45	5.15	4.40	3.96	3.75
Window (mos)	37-119	37-94	38-77	39-64	40-55
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	7/25/2010	10/25/2009

Class M3
Avg. Life (yrs)	6.45	5.14	4.37	3.90	3.65
Window (mos)	37-119	37-94	38-77	39-64	40-55
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	7/25/2010	10/25/2009

Class M4
Avg. Life (yrs)	6.45	5.14	4.37	3.88	3.61
Window (mos)	37-119	37-94	38-77	38-64	39-55
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	7/25/2010	10/25/2009

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M5
Avg. Life (yrs)	6.41	5.11	4.32	3.84	3.53
Window (mos)	37-119	37-94	37-77	38-64	38-55
Expected Final Mat.	2/25/2015	1/25/2013	8/25/2011	7/25/2010	10/25/2009

Class M6
Avg. Life (yrs)	6.10	4.86	4.11	3.64	3.37
Window (mos)	37-110	37-86	37-70	37-59	38-50
Expected Final Mat.	5/25/2014	5/25/2012	1/25/2011	2/25/2010	5/25/2009

Class M7
Avg. Life (yrs)	5.58	4.44	3.76	3.34	3.12
Window (mos)	37-93	37-73	37-59	37-49	37-42
Expected Final Mat.	12/25/2012	4/25/2011	2/25/2010	4/25/2009	9/25/2008

Class M8
Avg. Life (yrs)	4.35	3.54	3.18	3.07	3.07
Window (mos)	37-72	37-57	37-46	37-38	37-37
Expected Final Mat.	3/25/2011	12/25/2009	1/25/2009	5/25/2008	4/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.33	1.05	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	3/25/2008	7/25/2007	2/25/2007	10/25/2006	7/25/2006

Class A2
Avg. Life (yrs)	4.95	3.84	3.00	2.32	1.93
Window (mos)	36-94	28-74	23-60	19-50	16-32
Expected Final Mat.	1/25/2013	5/25/2011	3/25/2010	5/25/2009	11/25/2007

Class A3
Avg. Life (yrs)	2.55	1.99	1.58	1.26	1.05
Window (mos)	1-94	1-74	1-60	1-50	1-32
Expected Final Mat.	1/25/2013	5/25/2011	3/25/2010	5/25/2009	11/25/2007

Class A4
Avg. Life (yrs)	11.65	9.24	7.55	6.29	4.93
Window (mos)	94-255	74-207	60-172	50-144	32-122
Expected Final Mat.	6/25/2026	6/25/2022	7/25/2019	3/25/2017	5/25/2015

Class M1
Avg. Life (yrs)	7.05	5.66	4.87	4.47	4.37
Window (mos)	37-199	38-159	40-131	41-109	43-93
Expected Final Mat.	10/25/2021	6/25/2018	2/25/2016	4/25/2014	12/25/2012

Class M2
Avg. Life (yrs)	6.93	5.54	4.71	4.22	3.96
Window (mos)	37-174	37-139	38-113	39-95	40-80
Expected Final Mat.	9/25/2019	10/25/2016	8/25/2014	2/25/2013	11/25/2011

Class M3
Avg. Life (yrs)	6.81	5.43	4.60	4.10	3.81
Window (mos)	37-152	37-121	38-99	39-82	40-70
Expected Final Mat.	11/25/2017	4/25/2015	6/25/2013	1/25/2012	1/25/2011

Class M4
Avg. Life (yrs)	6.69	5.33	4.52	4.01	3.70
Window (mos)	37-145	37-114	38-93	38-78	39-66
Expected Final Mat.	4/25/2017	9/25/2014	12/25/2012	9/25/2011	9/25/2010

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M5
Avg. Life (yrs)	6.45	5.13	4.33	3.86	3.54
Window (mos)	37-127	37-101	37-82	38-68	38-58
Expected Final Mat.	10/25/2015	8/25/2013	1/25/2012	11/25/2010	1/25/2010

Class M6
Avg. Life (yrs)	6.10	4.86	4.11	3.64	3.37
Window (mos)	37-110	37-86	37-70	37-59	38-50
Expected Final Mat.	5/25/2014	5/25/2012	1/25/2011	2/25/2010	5/25/2009

Class M7
Avg. Life (yrs)	5.58	4.44	3.76	3.34	3.12
Window (mos)	37-93	37-73	37-59	37-49	37-42
Expected Final Mat.	12/25/2012	4/25/2011	2/25/2010	4/25/2009	9/25/2008

Class M8
Avg. Life (yrs)	4.35	3.54	3.18	3.07	3.07
Window (mos)	37-72	37-57	37-46	37-38	37-37
Expected Final Mat.	3/25/2011	12/25/2009	1/25/2009	5/25/2008	4/25/2008

Available Funds Cap Schedule* (1)(2)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group.

Period	Available Funds Cap (%)	Period	Available Funds Cap (%)
1	5.69908	31	15.17626
2	23.05004	32	14.45668
3	22.30379	33	15.71358
4	23.04432	34	15.19153
5	22.29853	35	15.05758
6	22.29560	36	15.95679
7	23.03561	37	14.68590
8	22.28934	38	15.02619
9	23.02895	39	15.12780
10	22.28268	40	15.64444
11	22.27949	41	15.03916
12	24.66260	42	14.94075
13	22.27221	43	15.33917
14	23.01067	44	14.75045
15	22.26448	45	15.25639
16	23.00246	46	14.67535
17	22.25656	47	14.58884
18	22.25223	48	16.05867
19	22.98941	49	14.42259
20	22.24323	50	14.82110
21	24.88128	51	14.37075
22	24.43914	52	14.77181
23	24.43454	53	14.22217
24	27.04700	54	14.15098
25	17.84299	55	14.55122
26	17.22844	56	14.01462
27	16.31684	57	14.41419
28	16.34550	58	13.88591
29	15.34905	59	13.82468
30	14.97910	60	15.23994

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.73%	31	3.91%
2	2.65%	32	3.72%
3	2.43%	33	4.48%
4	2.31%	34	4.36%
5	2.04%	35	4.34%
6	1.89%	36	4.66%
7	1.91%	37	4.31%
8	1.65%	38	4.50%
9	1.65%	39	4.49%
10	1.42%	40	4.67%
11	1.38%	41	4.49%
12	1.75%	42	4.49%
13	1.24%	43	4.66%
14	1.34%	44	4.48%
15	1.13%	45	4.76%
16	1.25%	46	4.59%
17	1.07%	47	4.58%
18	1.03%	48	5.08%
19	1.15%	49	4.55%
20	0.96%	50	4.71%
21	2.98%	51	4.59%
22	3.14%	52	4.76%
23	3.19%	53	4.58%
24	3.66%	54	4.57%
25	3.10%	55	4.74%
26	3.24%	56	4.56%
27	3.69%	57	4.77%
28	3.96%	58	4.60%
29	3.77%	59	4.60%
30	3.76%	60	5.12%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions incorporated include: (1) a constant prepayment rate of 30%, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	17.34	13.78
M2	13.39	11.38
M3	12.44	10.75
M4	10.92	9.70
M5	9.87	8.94
M6	9.16	8.41
M7	8.40	7.82
M8	7.12	6.80

SASCO 2005-RMS1 Collateral Summary

Total Number of Loans	2,854	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$413,276,627	Yes	41.6%
Average Loan Principal Balance	$144,806	No	58.4%
Fixed Rate	13.1%
Adjustable Rate	86.9%	Primary Mortgage Insurance Coverage
Prepayment Penalty	82.1%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	6.9%	Yes	77.7%
Weighted Average Margin	6.4%	No	22.3%
Weighted Average Initial Periodic Cap	3.0%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	12.8%	First	96.1%
Weighted Average Floor	6.8%	Second	3.9%
Weighted Average Original Term (mo.)	355
Weighted Average Remaining Term (mo.)	351	Loan Purpose
Weighted Average Loan Age (mo.)	4	Cash Out Refinance	52.9%
Weighted Average Combined LTV	84.9%	Purchase	41.7%
Weighted Average Full Combined LTV	88.4%	RateITerm Refinance	5.5%
% of Loans with Junior Liens	18.0%
Non-Zero Weighted Average FICO	634	Geographic Distribution
Non-Zero Weighted Average DTI	40.7%	(Other states account individually for less
% I0 Loans	15.2%	than 3% of the Cut-off Date principal balance)
		CA	16.3%
Product Type		VA	7.5%
2/28 ARM (Libor)	75.9%	MD	6.7%
Fixed Rate	11.4%	FL	6.0%
3/27 ARM (Libor)	10.9%	PA	4.4%
Balloon	1.7%	MI	4.0%
6 Month ARM (Libor)	0.0%	NV	3.6%
		NC	3.4%
Documentation Type		GA	3.3%
Full	67.1
Stated	29.5%	Occupancy Status
Limited	3.5%	Primary Home	98.0%
		Investment	2.0%

Collateral information is as of the Cut-off Date.

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,695	$262,624,579.08	74.93%	6.891%	100.00%	623	84.93%	68.99%	42.91%
3/27 ARM (Libor)	195	34,732,642.96	9.91	6.476	100.00	639	81.83	68.50	40.77
6 Month Libor ARM	1	99,776.44	0.03	5.400	100.00	651	68.97	100.00	0.00
Balloon	169	7,220,604.73	2.06	10.458	0.00	664	99.83	30.75	0.00
Fixed Rate	529	45,833,218.36	13.08	7.660	0.00	652	84.08	67.18	33.33
Subtotal (Non-IO):	2,589	$350,510,821.57	100.00%	7.024%	84.86%	630	84.82%	67.93%	40.55%

Interest-Only Loans:
2/28 ARM (Libor)	214	$51,171,775.50	81.53%	6.441%	100.00%	655	85.44%	56.65%	45.35%
3/27 ARM (Libor)	47	10,316,810.17	16.44	5.950	100.00	666	85.22	85.20	59.05
Fixed Rate	4	1,277,219.31	2.03	6.075	0.00	728	87.07	100.00	53.01
Subtotal (IO Loans):	265	$62,765,804.98	100.00%	6.352%	97.97%	658	85.44%	62.23%	47.76%

Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Original IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	265	$62,765,804.98	100.00%	6.352%	97.97%	658	85.44%	62.23%	47.76%
Total:	265	$62,765,804.98	100.00%	6.352%	97.97%	658	85.44%	62.23%	47.76%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	382	$12,581,247.63	3.04%	10.022%	15.78%	645	94.54%	55.62%	3.50%
50,000.01 - 100,000.00	687	52,265,410.50	12.65	7.840	72.34	626	85.19	76.16	24.40
100,000.01 - 150,000.00	677	83,718,766.62	20.26	7.036	87.50	627	84.72	78.53	40.26
150,000.01 - 200,000.00	457	79,388,960.88	19.21	6.723	91.56	634	84.81	69.54	42.91
200,000.01 - 250,000.00	271	60,339,885.12	14.60	6.524	94.12	634	84.44	67.66	50.51
250,000.01 - 300,000.00	181	49,733,837.51	12.03	6.527	94.41	633	83.16	55.67	44.29
300,000.01 - 350,000.00	71	22,904,836.81	5.54	6.443	91.56	643	84.70	57.85	46.14
350,000.01 - 400,000.00	74	27,793,125.22	6.73	6.351	94.69	642	84.33	53.67	47.70
400,000.01 - 450,000.00	36	15,208,261.85	3.68	6.633	97.11	640	87.14	50.01	60.79
450,000.01 - 500,000.00	12	5,765,655.15	1.40	6.376	66.51	679	88.20	67.02	75.42
500,000.01 - 550,000.00	2	1,080,000.00	0.26	6.299	100.00	601	75.31	50.93	49.07
550,000.01 - 600,000.00	2	1,153,242.83	0.28	6.252	100.00	649	76.71	0.00	0.00
600,000.01 - 650,000.00	1	648,700.13	0.16	5.990	100.00	655	66.33	0.00	0.00
>= 650,000.01	1	694,696.30	0.17	5.990	100.00	752	90.00	100.00	100.00
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	2,444	$397,024,232.42	96.07%	6.777%	90.41%	633	84.31%	68.22%	43.35%
2nd Lien	410	16,252,394.13	3.93	10.461	0.00	665	99.64	38.66	0.00
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,396	$218,445,954.30	52.86%	6.711%	86.65%	621	81.28%	69.55%	42.27%
Purchase	1,302	172,181,219.91	41.66	7.208	88.05	652	89.72	63.60	39.69
Rate/Term Refinance	156	22,649,452.34	5.48	6.785	79.78	625	83.38	69.33	50.46
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	2,775	$404,840,098.66	97.96%	6.920%	86.88%	633	85.05%	67.07%	41.76%
Investment	79	8,436,527.89	2.04	6.991	85.52	666	78.50	66.55	36.30
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	205	$9,445,530.19	2.29%	9.818%	0.00%	656	94.29%	44.10%	6.25%
181 - 240	101	3,664,161.63	0.89	8.913	0.00	656	91.26	74.93	23.25
241 - 360	2,548	400,166,934.73	96.83	6.835	89.70	633	84.63	67.53	42.65
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	205	$9,445,530.19	2.29%	9.818%	0.00%	656	94.29%	44.10%	6.25%
181 - 240	101	3,664,161.63	0.89	8.913	0.00	656	91.26	74.93	23.25
241 - 360	2,548	400,166,934.73	96.83	6.835	89.70	633	84.63	67.53	42.65
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	308	$67,569,886.67	16.35%	6.545%	88.59%	638	81.31%	53.63%	37.33%
VA	188	30,964,405.18	7.49	6.837	91.49	628	85.12	72.34	46.21
MD	133	27,602,097.02	6.68	6.573	92.83	634	84.54	76.02	51.92
FL	198	24,766,639.38	5.99	7.022	84.24	632	85.13	63.19	42.02
PA	165	18,116,270.06	4.38	7.194	80.49	626	87.98	82.10	46.67
MI	130	16,344,818.40	3.95	7.248	95.32	631	86.03	66.03	43.79
NV	79	15,050,464.81	3.64	6.653	87.53	635	83.52	66.13	43.84
NC	121	13,875,525.82	3.36	7.432	82.83	631	84.84	67.22	27.07
GA	107	13,679,917.75	3.31	7.177	91.14	622	88.22	82.43	47.08
AZ	96	12,086,565.85	2.92	6.711	89.48	641	86.29	74.34	51.04
Other	1,329	173,220,035.61	41.91	7.043	84.38	635	85.65	67.35	39.99
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	101	$13,744,576.29	3.46%	6.562%	78.60%	603	50.64%	61.86%	0.00%
60.01 - 70.00%	146	21,789,947.92	5.49	6.492	88.16	603	66.96	60.93	0.00
70.01 - 80.00%	851	140,010,998.86	35.27	6.543	89.03	637	78.75	53.68	0.00
80.01 - 85.00%
With MI:	269	47,119,103.28	11.87	6.607	86.69	620	84.42	66.69	100.00
Without MI:	88	9,884,166.42	2.49	7.369	94.18	577	84.77	90.80	0.00
85.01 - 90.00%
With MI:	380	71,361,182.27	17.97	6.721	92.90	633	89.76	70.59	100.00
Without MI:	133	17,417,726.98	4.39	7.586	99.10	590	89.84	74.55	0.00
90.01 - 95.00%
With MI:	43	8,503,681.31	2.14	6.806	83.64	675	94.80	63.04	100.00
Without MI:	24	2,999,554.74	0.76	7.828	88.32	618	94.45	81.88	0.00
95.01 - 100.00%
With MI:	266	45,125,056.10	11.37	7.012	92.87	676	99.96	96.94	100.00
Without MI:	143	19,068,238.25	4.80	7.821	99.17	634	99.95	97.54	0.00
Subtotal (First Lien):	2,444	$397,024,232.42	100.00%	6.777%	90.41%	633	84.31%	68.22%	43.35%

Second Lien Loans:
70.01 - 80.00%	2	$33,679.58	0.21%	10.508%	0.00%	683	79.82%	0.00%	0.00%
80.01 - 85.00%	1	19,460.04	0.12	10.950	0.00	651	83.05	0.00	0.00
85.01 - 90.00%	2	82,108.77	0.51	11.184	0.00	628	88.07	57.44	0.00
90.01 - 95.00%	12	406,110.65	2.50	9.905	0.00	677	94.33	60.08	0.00
95.01 - 100.00%	393	15,711,035.09	96.67	10.470	0.00	665	99.90	38.14	0.00
Subtotal (Second Lien):	410	$16,252,394.13	100.00%	10.461%	0.00%	665	99.64%	38.66%	0.00%

Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,057	$185,732,268.80	46.78%	6.755%	89.89%	640	88.22%	74.99%	92.60%
60.01 - 70.00%	148	21,911,278.37	5.52	6.492	87.67	603	67.04	61.15	0.55
70.01 - 80.00%	851	140,010,998.86	35.27	6.543	89.03	637	78.75	53.68	0.00
80.01 - 85.00%	88	9,884,166.42	2.49	7.369	94.18	577	84.77	90.80	0.00
85.01 - 90.00%	133	17,417,726.98	4.39	7.586	99.10	590	89.84	74.55	0.00
90.01 - 95.00%	24	2,999,554.74	0.76	7.828	88.32	618	94.45	81.88	0.00
95.01 - 100.00%	143	19,068,238.25	4.80	7.821	99.17	634	99.95	97.54	0.00
Subtotal (First Lien):	2,444	$397,024,232.42	100.00%	6.777%	90.41%	633	84.31%	68.22%	43.35%

Second Lien Loans:
70.01 - 80.00%	2	$33,679.58	0.21%	10.508%	0.00%	683	79.82%	0.00%	0.00%
80.01 - 85.00%	1	19,460.04	0.12	10.950	0.00	651	83.05	0.00	0.00
85.01 - 90.00%	2	82,108.77	0.51	11.184	0.00	628	88.07	57.44	0.00
90.01 - 95.00%	12	406,110.65	2.50	9.905	0.00	677	94.33	60.08	0.00
95.01 - 100.00%	393	15,711,035.09	96.67	10.470	0.00	665	99.90	38.14	0.00
Subtotal (Second Lien):	410	$16,252,394.13	100.00%	10.461%	0.00%	665	99.64%	38.66%	0.00%

Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	97	$12,800,411.96	3.22%	6.584%	79.90%	601	50.05%	65.05%	0.00%
60.01 - 70.00%	143	20,812,692.57	5.24	6.505	87.60	602	67.03	63.41	0.00
70.01 - 80.00%	438	72,742,227.35	18.32	6.602	84.21	615	77.62	60.57	0.00
80.01 - 85.00%
With MI:	265	46,111,693.44	11.61	6.608	86.39	620	84.44	68.02	100.00
Without MI:	71	8,846,171.13	2.23	7.137	93.50	586	83.34	84.59	0.00
85.01 - 90.00%
With MI:	376	70,840,315.28	17.84	6.707	92.92	634	89.70	70.32	100.00
Without MI:	129	18,103,272.72	4.56	7.458	97.09	594	88.36	73.48	0.00
90.01 - 95.00%
With MI:	50	9,977,989.14	2.51	6.867	86.06	667	93.80	59.42	100.00
Without MI:	60	6,563,998.31	1.65	7.724	91.80	598	88.66	86.31	0.00
95.01 - 100.00%
With MI:	267	45,179,025.10	11.38	7.015	92.76	676	99.95	96.94	100.00
Without MI:	548	85,046,435.42	21.42	6.780	95.47	655	84.33	56.35	0.00
Subtotal (First Lien):	2,444	$397,024,232.42	100.00%	6.777%	90.41%	633	84.31%	68.22%	43.35%

Second Lien Loans:
70.01 - 80.00%	2	$33,679.58	0.21%	10.508%	0.00%	683	79.82%	0.00%	0.00%
80.01 - 85.00%	1	19,460.04	0.12	10.950	0.00	651	83.05	0.00	0.00
85.01 - 90.00%	2	82,108.77	0.51	11.184	0.00	628	88.07	57.44	0.00
90.01 - 95.00%	12	406,110.65	2.50	9.905	0.00	677	94.33	60.08	0.00
95.01 - 100.00%	393	15,711,035.09	96.67	10.470	0.00	665	99.90	38.14	0.00
Subtotal (Second Lien):	410	$16,252,394.13	100.00%	10.461%	0.00%	665	99.64%	38.66%	0.00%

Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

*Includes all liens on the mortgaged property.

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	16	$1,608,980.40	0.39%	9.465%	97.33%	508	74.29%	100.00%	0.00%
521 - 540	110	15,874,392.43	3.84	7.441	92.07	533	75.66	92.64	13.29
541 - 560	163	20,122,461.29	4.87	7.426	94.11	551	78.86	88.62	21.34
561 - 580	204	29,941,174.50	7.24	7.180	93.65	570	79.98	83.15	31.19
581 - 600	279	42,785,643.60	10.35	7.185	90.24	590	84.16	74.73	38.37
601 - 620	482	66,506,471.37	16.09	6.981	87.15	611	85.49	74.55	43.03
621 - 640	436	66,401,428.28	16.07	6.814	89.04	630	86.69	68.23	50.58
641 - 660	357	52,296,378.17	12.65	6.769	88.60	650	85.02	55.77	45.08
661 - 680	254	37,756,073.88	9.14	6.707	83.86	670	85.98	50.72	46.74
681 - 700	191	25,987,400.61	6.29	6.863	84.21	689	86.17	40.21	36.74
701 - 720	156	23,277,451.14	5.63	6.561	72.70	710	88.74	58.71	48.95
721 - 740	80	11,851,936.94	2.87	6.407	86.89	731	92.91	69.53	59.97
741 - 760	72	10,623,246.92	2.57	6.609	71.18	751	86.99	56.65	44.54
761 - 780	30	4,216,338.13	1.02	6.525	55.60	769	87.87	60.38	47.84
>= 781	24	4,027,248.89	0.97	6.657	76.68	790	87.92	49.74	42.99
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,507	$363,673,198.68	88.00%	6.925%	87.05%	633	85.10%	68.59%	43.17%
PUD	136	20,477,083.23	4.95	6.985	83.86	637	82.86	42.54	24.71
Condo	134	19,213,702.66	4.65	6.841	87.53	649	85.68	69.20	35.00
2-4 Family	76	9,775,354.60	2.37	6.821	84.24	646	80.87	56.72	33.88
Modular Home	1	137,287.38	0.03	7.500	100.00	621	85.00	100.00	0.00
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$59,237,934.17	$11,933,623.96	$231,923,215.69	$8,133,239.42	$432,488.03	$2,135,853.31	$313,796,354.58
Fixed Rate	6,981,207.79	1,362,363.80	5,951,892.51	24,528,287.27	0.00	8,286,686.30	47,110,437.67
3/27 ARM (Libor)	7,017,702.22	1,179,175.13	963,911.44	35,888,664.34	0.00	0.00	45,049,453.13
Balloon	753,261.62	351,879.25	4,352,782.52	1,439,383.08	0.00	323,298.26	7,220,604.73
6 Month Libor ARM	0.00	0.00	99,776.44	0.00	0.00	0.00	99,776.44
Total:	$73,990,105.80	$14,827,042.14	$243,291,578.60	$69,989,574.11	$432,488.03	$10,745,837.87	$413,276,626.55

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	18.88%	3.80%	73.91%	2.59%	0.14%	0.68%	75.93%
Fixed Rate	14.82	2.89	12.63	52.07	0.00	17.59	11.40
3/27 ARM (Libor)	15.58	2.62	2.14	79.67	0.00	0.00	10.90
Balloon	10.43	4.87	60.28	19.93	0.00	4.48	1.75
6 Month Libor ARM	0.00	0.00	100.00	0.00	0.00	0.00	0.02
Total:	17.90%	3.59%	58.87%	16.94%	0.10%	2.60%	100.00%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6% of UPB	812	$116,968,263.58	28.30%	6.954%	85.54%	634	87.40%	74.07%	51.39%
5% of UPB	521	76,738,614.02	18.57	6.872	80.48	642	81.37	42.27	22.08
None	595	73,990,105.80	17.90	7.135	89.55	630	85.32	71.68	41.46
6 Mo. Int. Amt. Prepaid > 20% UPB	174	41,027,078.34	9.93	6.364	92.69	628	81.94	68.95	48.64
1% of UPB	316	40,015,659.87	9.68	7.096	88.87	633	86.02	69.75	40.79
Other	436	64,536,904.94	15.62	6.925	88.78	633	85.35	75.67	43.54
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	1,982	$277,145,402.19	67.06%	6.858%	87.63%	625	86.33%	100.00%	47.23%
Stated	791	121,810,773.25	29.47	7.091	84.47	655	81.73	0.00	27.84
Limited	81	14,320,451.11	3.47	6.723	92.18	630	84.50	0.00	50.90
Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 - 5.00	32	$3,687,366.06	1.33%	6.742%	74.23%	642	81.70%	100.00%	27.11%
10.01 - 15.00	4	283,605.40	0.10	6.358	100.00	612	68.00	100.00	28.43
15.01 - 20.00	19	1,400,163.08	0.51	7.046	87.10	614	79.53	100.00	16.05
20.01 - 25.00	62	7,317,545.02	2.64	6.732	85.28	611	77.71	100.00	30.51
25.01 - 30.00	145	18,120,858.96	6.54	6.827	80.94	626	83.27	100.00	50.33
30.01 - 35.00	203	25,152,235.22	9.08	6.879	85.34	627	85.58	100.00	50.21
35.01 - 40.00	282	39,709,314.34	14.33	6.839	86.59	625	86.10	100.00	50.88
40.01 - 45.00	473	71,937,168.60	25.96	6.824	88.38	631	87.44	100.00	55.67
45.01 - 50.00	721	102,767,102.59	37.08	6.916	89.88	621	87.39	100.00	41.30
50.01 - 55.00	40	6,578,356.64	2.37	6.557	86.85	623	85.48	100.00	44.49
55.01 - 60.00	1	191,686.28	0.07	9.050	100.00	501	60.00	100.00	0.00
Subtotal (Full Doc):	1,982	$277,145,402.19	100.00%	6.858%	87.63%	625	86.33%	100.00%	47.23%

Non-Full Doc Loans:
0.01 - 5.00	29	$4,706,824.31	3.46%	6.965%	83.30%	681	84.51%	0.00%	33.12%
5.01 - 10.00	1	149,437.11	0.11	6.350	100.00	656	73.53	0.00	0.00
10.01 - 15.00	6	613,219.29	0.45	7.188	75.35	674	87.86	0.00	58.45
15.01 - 20.00	13	1,680,980.59	1.23	6.879	94.45	638	78.77	0.00	51.30
20.01 - 25.00	22	3,245,283.47	2.38	6.539	93.91	642	75.46	0.00	5.84
25.01 - 30.00	43	6,911,336.64	5.08	6.989	86.34	629	81.23	0.00	47.35
30.01 - 35.00	82	13,217,715.55	9.71	6.949	84.23	649	82.16	0.00	42.87
35.01 - 40.00	125	18,055,978.19	13.26	7.055	84.92	645	79.83	0.00	24.47
40.01 - 45.00	242	39,803,658.89	29.24	7.093	83.89	651	82.61	0.00	33.40
45.01 - 50.00	296	45,121,633.46	33.15	7.134	85.53	658	82.82	0.00	24.10
50.01 - 55.00	13	2,625,156.86	1.93	6.605	95.35	659	80.89	0.00	27.07
Subtotal (Non-Full Doc):	872	$136,131,224.36	100.00%	7.052%	85.28%	652	82.02%	0.00%	30.27%

Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	92	$20,551,239.48	5.73%	5.303%	100.00%	659	79.12%	82.44%	37.36%
5.501 - 6.000	300	63,493,388.44	17.69	5.842	100.00	649	81.57	73.03	38.58
6.001 - 6.500	389	73,211,806.74	20.40	6.312	100.00	643	83.69	62.99	46.67
6.501 - 7.000	532	91,442,248.42	25.48	6.799	100.00	633	84.51	61.36	46.32
7.001 - 7.500	304	46,805,961.14	13.04	7.288	100.00	617	86.85	67.34	47.42
7.501 - 8.000	250	33,477,183.82	9.33	7.780	100.00	598	88.70	70.65	45.78
8.001 - 8.500	124	14,051,186.14	3.91	8.258	100.00	604	89.52	62.10	46.70
8.501 - 9.000	96	9,630,852.79	2.68	8.758	100.00	588	91.43	79.53	27.12
9.001 - 9.500	29	3,292,904.01	0.92	9.240	100.00	581	91.26	84.04	21.01
9.501 - 10.000	20	1,857,772.18	0.52	9.791	100.00	578	92.54	100.00	3.83
10.001 - 10.500	9	563,669.20	0.16	10.369	100.00	547	85.62	100.00	0.00
10.501 - 11.000	7	567,371.79	0.16	10.736	100.00	558	91.80	100.00	0.00
Subtotal (ARM Loans):	2,152	$358,945,584.15	100.00%	6.759%	100.00%	631	84.71%	67.66%	43.50%

Fixed Rate Loans:
<= 5.500	5	$969,529.41	1.78%	5.427%	0.00%	750	80.03%	100.00%	53.57%
5.501 - 6.000	23	5,243,296.33	9.65	5.838	0.00	707	75.43	70.53	21.21
6.001 - 6.500	43	7,760,291.01	14.28	6.329	0.00	671	81.00	70.73	46.14
6.501 - 7.000	67	9,113,045.32	16.77	6.807	0.00	649	80.76	73.99	36.75
7.001 - 7.500	44	5,111,163.59	9.41	7.267	0.00	630	79.20	64.08	35.20
7.501 - 8.000	60	5,850,598.31	10.77	7.774	0.00	620	84.24	82.82	62.05
8.001 - 8.500	29	2,578,113.51	4.75	8.251	0.00	618	82.37	67.07	38.05
8.501 - 9.000	24	1,292,270.13	2.38	8.808	0.00	632	91.61	87.79	40.12
9.001 - 9.500	34	1,562,555.15	2.88	9.272	0.00	667	95.26	51.89	17.52
9.501 - 10.000	90	3,969,838.88	7.31	9.864	0.00	676	97.58	28.60	4.73
10.001 - 10.500	79	3,015,277.33	5.55	10.322	0.00	674	99.57	23.65	0.00
10.501 - 11.000	115	4,664,499.47	8.59	10.827	0.00	653	99.54	36.62	0.00
>= 11.001	89	3,200,563.96	5.89	11.490	0.00	627	99.66	63.67	0.00
Subtotal (Fixed Rate):	702	$54,331,042.40	100.00%	7.995%	0.00%	656	86.25%	63.11%	29.36%

Total:	2,854	$413,276,626.55	100.00%	6.922%	86.85%	634	84.91%	67.06%	41.64%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.001 - 3.500	2	$480,109.58	0.13%	5.839%	100.00%	600	85.14%	48.55%	0.00%
3.501 - 4.000	1	213,093.78	0.06	6.250	100.00	577	65.29	100.00	0.00
4.001 - 4.500	2	283,481.94	0.08	5.220	100.00	693	73.34	100.00	64.55
4.501 - 5.000	40	8,758,462.13	2.44	5.265	100.00	664	75.47	89.43	18.43
5.001 - 5.500	178	35,523,622.69	9.90	5.693	100.00	652	81.06	78.64	41.53
5.501 - 6.000	425	78,770,700.85	21.95	6.106	100.00	649	82.76	72.19	43.59
6.001 - 6.500	501	90,305,019.62	25.16	6.603	100.00	639	84.63	62.59	46.63
6.501 - 7.000	414	66,544,809.66	18.54	7.053	100.00	621	84.46	56.65	44.60
7.001 - 7.500	283	41,158,497.07	11.47	7.620	100.00	606	89.32	69.37	48.88
7.501 - 8.000	155	19,574,172.09	5.45	8.063	100.00	588	88.65	66.69	43.53
8.001 - 8.500	77	9,447,458.98	2.63	8.542	100.00	598	91.05	65.42	37.48
8.501 - 9.000	32	3,573,223.27	1.00	8.900	100.00	582	94.74	88.89	28.23
9.001 - 9.500	22	2,277,632.53	0.63	9.516	100.00	563	89.83	100.00	7.22
9.501 - 10.000	13	1,442,782.65	0.40	9.838	100.00	578	95.33	100.00	0.00
>= 10.001	7	592,517.31	0.17	9.998	100.00	573	94.04	100.00	21.22
Total:	2,152	$358,945,584.15	100.00%	6.759%	100.00%	631	84.71%	67.66%	43.50%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
2.000	1	$99,776.44	0.03%	5.400%	100.00%	651	68.97%	100.00%	0.00%
3.000	2,151	358,845,807.71	99.97	6.760	100.00	631	84.71	67.65	43.52
Total:	2,152	$358,945,584.15	100.00%	6.759%	100.00%	631	84.71%	67.66%	43.50%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,152	$358,945,584.15	100.00%	6.759%	100.00%	631	84.71%	67.66%	43.50%
Total:	2,152	$358,945,584.15	100.00%	6.759%	100.00%	631	84.71%	67.66%	43.50%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	10	$2,406,806.73	0.67%	4.922%	100.00%	660	74.28%	100.00%	21.25%
11.001 - 11.500	82	18,144,432.75	5.05	5.354	100.00	659	79.76	80.12	39.50
11.501 - 12.000	300	63,493,388.44	17.69	5.842	100.00	649	81.57	73.03	38.58
12.001 - 12.500	389	73,211,806.74	20.40	6.312	100.00	643	83.69	62.99	46.67
12.501 - 13.000	532	91,442,248.42	25.48	6.799	100.00	633	84.51	61.36	46.32
13.001 - 13.500	304	46,805,961.14	13.04	7.288	100.00	617	86.85	67.34	47.42
13.501 - 14.000	250	33,477,183.82	9.33	7.780	100.00	598	88.70	70.65	45.78
14.001 - 14.500	124	14,051,186.14	3.91	8.258	100.00	604	89.52	62.10	46.70
14.501 - 15.000	96	9,630,852.79	2.68	8.758	100.00	588	91.43	79.53	27.12
15.001 - 15.500	29	3,292,904.01	0.92	9.240	100.00	581	91.26	84.04	21.01
15.501 - 16.000	20	1,857,772.18	0.52	9.791	100.00	578	92.54	100.00	3.83
16.001 - 16.500	9	563,669.20	0.16	10.369	100.00	547	85.62	100.00	0.00
16.501 - 17.000	7	567,371.79	0.16	10.736	100.00	558	91.80	100.00	0.00
Total:	2,152	$358,945,584.15	100.00%	6.759%	100.00%	631	84.71%	67.66%	43.50%

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	85	$18,764,416.59	5.23%	5.306%	100.00%	657	78.71%	80.77%	35.38%
5.501 - 6.000	294	62,354,288.20	17.37	5.826	100.00	650	81.46	74.19	39.19
6.001 - 6.500	383	72,032,780.73	20.07	6.289	100.00	644	83.41	63.27	44.87
6.501 - 7.000	536	92,662,356.41	25.82	6.778	100.00	633	84.45	60.81	46.79
7.001 - 7.500	307	46,443,960.42	12.94	7.259	100.00	617	87.05	69.41	47.00
7.501 - 8.000	251	34,440,407.02	9.59	7.737	100.00	599	88.62	69.28	49.33
8.001 - 8.500	130	15,402,823.73	4.29	8.208	100.00	608	89.87	58.96	44.23
8.501 - 9.000	96	9,919,830.24	2.76	8.685	100.00	587	91.38	80.12	30.35
9.001 - 9.500	29	3,031,832.16	0.84	9.153	100.00	569	88.61	82.66	18.67
9.501 - 10.000	24	2,571,703.73	0.72	9.625	100.00	581	94.26	100.00	2.77
10.001 - 10.500	10	753,813.13	0.21	10.003	100.00	564	89.93	100.00	16.68
10.501 - 11.000	7	567,371.79	0.16	10.736	100.00	558	91.80	100.00	0.00
Total:	2,152	$358,945,584.15	100.00%	6.759%	100.00%	631	84.71%	67.66%	43.50%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	1	$99,776.44	0.03%	5.400%	100.00%	651	68.97%	100.00%	0.00%
13 - 24	1,909	313,796,354.58	87.42	6.818	100.00	629	85.02	66.98	43.31
25 - 36	242	45,049,453.13	12.55	6.355	100.00	645	82.60	72.32	44.95
Total:	2,152	$358,945,584.15	100.00%	6.759%	100.00%	631	84.71%	67.66%	43.50%